March 26, 1997
                        PREMIER INSURED MUNICIPAL BOND FUND
                                (CALIFORNIA SERIES)
                               (CONNECTICUT SERIES)
                                 (FLORIDA SERIES)
                                (NEW JERSEY SERIES)
                                 (NEW YORK SERIES)
                             SUPPLEMENT TO PROSPECTUS
                              DATED DECEMBER 2, 1996
        THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        Effective March 31, 1997, the Fund's name is Dreyfus Premier Insured Municipal Bond Fund.
        At a Special Meeting of Shareholders of the California Series, the Connecticut Series and the New Jersey Series held on March 10, 1997, and a Special Meeting of Shareholders of the Florida Series and the New York Series (together with the California Series, the Connecticut Series and the New Jersey Series, the "Series"), held on March 25, 1997, shareholders of each Series approved an Agreement and Plan of Reorganization (the "Plan"), pursuant to which each Series will transfer all or substantially all of its assets, subject to liabilities, in a tax free exchange for shares of corresponding Funds advised by The Dreyfus Corporation, and the assumption by the corresponding Funds of stated liabilities (the "Exchange"). The corresponding Funds with respect to the Series are Premier California Municipal Bond Fund, Premier New York Municipal Bond Fund and the Connecticut Series, the Florida Series and the New Jersey Series of Premier State Municipal Bond Fund. The Exchange is expected to occur on or about March 31, 1997, at which time Series shareholders will become shareholders of the corresponding Funds and each Series will be liquidated and its existence as a series of the Fund terminated.
        In accordance with the terms set forth herein, shareholders of the Series who purchased Class A shares subject to a front end sales load on or after
                          (CONTINUED ON REVERSE SIDE)

January 1, 1996 and who choose to redeem such shares rather than participate in the Exchange will be reimbursed upon redemption prior to the Exchange the sales load applicable to the Class A shares in accordance with the sales load schedule set forth on page 23 of Premier Insured Municipal
Bond Fund's current prospectus dated December 2, 1996 (the "Sales Load Reimbursement"). Class A, Class B and Class C shares purchased subject to a contingent deferred sales charge ("CDSC") and held by shareholders of the Series who choose to redeem such shares rather than participate in the Exchange will not be subject to any CDSC upon redemption prior to the Exchange (the "CDSC Waiver").
        The Sales Load Reimbursement/CDSC Waiver will be available to Class
A, Class B and Class C shareholders of the Series who redeem their shares at any time during the period from January 24, 1997 to the later of March 31, 1997 or the consummation of the Exchange.
        If you have any questions pertaining to the Exchange or the Sales
Load Reimbursement/CDSC Waiver, please contact your Service Agent.
                                                                   PIMBs032697